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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported):  . . . . . . December 10, 1996

                                STAFFMARK, INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                       0-20971                 71-0788538
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

         302 EAST MILLSAP ROAD
         FAYETTEVILLE, ARKANSAS                          72703
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code: . . . . . . . (501) 973-6000
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Item 5.         Other Events

        On December 10, 1996, StaffMark, Inc. (the "Company") completed the purchase of substantially all of the assets of Chandler Enterprises d/b/a Advantage Staffing, a South Carolina corporation ("Chandler"), through its wholly-owned subsidiary, First Choice Staffing, Inc., a South Carolina corporation. Chandler provides temporary staffing services in the Spartanburg and Greer, South Carolina areas. Chandler is headquartered in Spartanburg, South Carolina. The assets purchased primarily consist of general corporate assets, trade marks, trade names, customer contracts and related information, and employee agreements.


Item 7.         Financial Statements and Exhibits

        (c)     Exhibits.  The following exhibits are filed with this Form 8-K:

                99.1    Press Release dated December 11, 1996.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        STAFFMARK,INC.
                                        (Registrant)

Date: December 23, 1996                 By:   /s/ CLETE T. BREWER
                                            -------------------------
                                                  Clete T. Brewer
                                             Chief Executive Officer

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                                 EXHIBIT INDEX

99.1    Press Release dated December 11, 1996.


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